UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2022

Baker Hughes Company	Baker Hughes Holdings LLC
 (Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield
Houston,	Texas	77073-5101
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC
5.125% Senior Notes due 2040	-	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 27, 2022, Baker Hughes Company (the “Company”) issued a press release announcing that its board of directors authorized Baker Hughes Holdings LLC (“BHH LLC”) to repurchase up to $2 billion of additional common units, increasing its existing share repurchase authorization, which was announced in July 2021, by $2 billion to $4 billion. The Company will use the proceeds from the sale of its BHH LLC common units to repurchase its Class A shares. The Company has repurchased approximately $1.2 billion of Class A shares under the current share repurchase authorization as of September 30, 2022.

The Company expects to fund the repurchase program from cash generated from operations. The exact number of shares to be repurchased by the Company is not guaranteed. The Company expects to make share repurchases from time to time subject to the Company’s capital plan, market conditions, and other factors, including legal and regulatory restrictions and required approvals. The repurchase program may be suspended or discontinued at any time and does not have a specified expiration date. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	News Release of Baker Hughes Company dated October 27, 2022 – Baker Hughes Declares Increased Quarterly Dividend and Upsized Share Repurchase Authorization
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Dated: October 27, 2022	By:	/s/ Fernando Contreras
Fernando Contreras Executive Counsel & Corporate Secretary

BAKER HUGHES HOLDINGS LLC

Dated: October 27, 2022	By:	/s/ Fernando Contreras
Fernando Contreras Executive Counsel & Corporate Secretary